EXHIBIT 4.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 20, 2005 in the Amendment No. 1 to the Registration Statement (File No. 333-123556) and related Prospectus of Claymore Securities Defined Portfolios, Series 222.


                                                          /s/ Grant Thornton LLP

                                                              GRANT THORNTON LLP


Chicago, Illinois
April 20, 2005